Exhibit 10.3

Execution Version

FOURTH AMENDMENT
TO
CREDIT AGREEMENT
Dated as of May 22, 2017
Among
PARSLEY ENERGY, LLC,
as Borrower,
PARSLEY ENERGY, INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,

BMO HARRIS BANK, N.A.,
as Documentation Agent,

and

The Lenders Party Thereto
________________________________

WELLS FARGO SECURITIES, LLC
Sole Lead Arranger and Sole Bookrunner

________________________________

FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) dated as of May 22, 2017, is among Parsley Energy, LLC, a Delaware limited liability company (the “Borrower”); Parsley Energy, Inc., a Delaware corporation (“PEI”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, PEI, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 28, 2016 (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower and the Guarantors are parties to that certain Guarantee and Collateral Agreement, dated as of October 28, 2016 made by the Borrower and each of the other Grantors party thereto in favor of the Administrative Agent (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Guaranty Agreement”).
C.    The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Fourth Amendment.
D.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment. Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02 – Certain Defined Terms.
(a)    The following definitions are hereby amended and restated in their entirety to read as follows:
“Agreement” means this Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

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“LC Commitment” at any time means Thirty Million dollars ($30,000,000).
(b)    The following definition is hereby added where alphabetically appropriate to read as follows:
“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of May 22, 2017, among the Borrower, PEI, the Guarantors, the Administrative Agent and the Lenders party thereto.
2.2    Amendments to Section 9.07. Section 9.07 is hereby amended and restated in its entirety to read as follows:
Section 9.07    Limitation on Leases. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding Capital Leases, leases of Hydrocarbon Interests and leases of drilling rigs), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Restricted Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed at any time two and one-half percent (2.5%) of the Borrowing Base then in effect at such time, in any period of twelve consecutive calendar months most recently ended prior to such date of determination during the life of such leases.
Section 3.    Conditions of Effectiveness. This Fourth Amendment will become effective on the date on which each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Fourth Amendment Effective Date”):
3.1    The Administrative Agent shall have received from the Borrower, PEI, each Guarantor, the Issuing Bank and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.
3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including fees and expenses invoiced by Paul Hastings LLP).
3.3    No Default or Event of Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.
3.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming compliance with the

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conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Majority Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of PEI and each Obligor hereby: (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Fourth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.
4.3    Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.
4.4    NO ORAL AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
4.5    GOVERNING LAW. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE

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GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
4.6    Loan Document. This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
4.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.8    Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, LLC
PEI:
By: /s/ Ryan Dalton _________________________
Name: Ryan Dalton
Title: Executive Vice President – Chief Financial Officer

PARSLEY ENERGY, INC.

By: /s/ Ryan Dalton _________________________
Name: Ryan Dalton
Title: Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY GP, LLC

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By: /s/ Ryan Dalton _________________________ Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer
GUARANTOR:	PARSLEY ENERGY, L.P. BY: PARSLEY GP, LLC, its general partner
By: /s/ Ryan Dalton _________________________ Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer
GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC
By: /s/ Ryan Dalton _________________________ Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer
GUARANTOR:	PARSLEY ENERGY AVIATION, LLC
By: /s/ Ryan Dalton _________________________ Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer
GUARANTOR:	PARSLEY MINERALS, LLC
By: /s/ Ryan Dalton _________________________ Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer
GUARANTOR:	PARSLEY FINANCE CORP. By: /s/ Ryan Dalton _________________________ Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Fourth Amendment Signature Page]

GUARANTOR:	DOUBLE EAGLE LONE STAR LLC By: /s/ Ryan Dalton _________________________ Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer
GUARANTOR:	DE OPERATING LLC By: /s/ Ryan Dalton _________________________ Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

GUARANTOR:	VERITAS ENERGY PARTNERS, LLC By: /s/ Ryan Dalton _________________________ Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer
GUARANTOR:	NOVUS LAND SERVICES LLC By: /s/ Ryan Dalton _________________________ Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Fourth Amendment Signature Page]

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Edward Pak__________________________ Name: Edward Pak Title: Director

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	JPMORGAN CHASE BANK, N.A.
By: /s/ Greg Determann______________________ Name: Greg Determann Title: Managing Director

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	BMO HARRIS BANK, N.A.
By: /s/ Matthew L. Davis_____________________ Name: Matthew L. Davis Title: Vice President

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A. By: /s/ Patrick Layton_______________________ Name: Patrick Layton Title: Authorized Signatory
LENDER:	MORGAN STANLEY SENIOR FUNDING, INC. By: /s/ Patrick Layton_______________________ Name: Patrick Layton Title: Vice President

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Nupur Kumar________________________
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Warren Van Heyst____________________
Name: Warren Van Heyst
Title: Authorize Signatory

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS By: /s/ Colin Watson_______________________ Name: Colin Watson Title: Senior Vice President

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	FROST BANK, A TEXAS STATE BANK By: /s/ Jack Herndon________________________ Name: Jack Herndon Title: Senior Vice President

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA By: /s/ Kristan Spivey_______________________ Name: Kristan Spivey Title: Authorized Signatory

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	U.S. BANK NATIONAL ASSOCIATION By: /s/ Nicholas Hanford_____________________ Name: Nicholas Hanford Title: Vice President

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	THE BANK OF NOVA SCOTIA By: /s/ Alan Dawson_______________________ Name: Alan Dawson Title: Director

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	COMPASS BANK By: /s/ Kari McDaniel______________________ Name: Kari McDaniel Title: Vice President

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:
CANADIAN IMPERIAL BANK OF COMMERCE-NEW YORK BRANCH

By: /s/ William M. Reid______________________
Name: William M. Reid
Title: Authorized Signatory

By: /s/ Trudy Nelson________________________
Name: Trudy Nelson
Title: Authorized Signatory

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION By: /s/ Michael Higgins______________________ Name: Michael Higgins Title: Senior Director

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	CITIBANK, N.A. By: /s/ Saqeeb Ludhi________________________ Name: Saqeeb Ludhi Title: Vice President

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	PNC BANK, NATIONAL ASSOCIATION By: /s/ Sandra Aultman______________________ Name: Sandra Aultman Title: Managing Director

[Parsley Energy, LLC - Fourth Amendment Signature Page]

LENDER:	UBS AG, STAMFORD BRANCH By: /s/ Craig Pearson________________________ Name: Craig Pearson Title: Associate Director By: /s/ Houssem Daly_______________________ Name: Houssem Daly Title: Associate Director

[Parsley Energy, LLC - Fourth Amendment Signature Page]